                                                                    EXHIBIT 10.8

                       PIONEER SEMICONDUCTOR CORPORATION

                                   SERIES B

                      PREFERRED STOCK PURCHASE AGREEMENT



        This Series B Preferred Stock Purchase Agreement (the "Agreement") is made as of December 30, 1991 among Pioneer Semiconductor Corporation, a California corporation (the "Company"), and those persons who are set forth on the signature page hereof as purchasers of the Company's Series B Preferred Stock hereunder (the "Purchasers").

        In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

        1.  Authorization and Sale of Shares.
            --------------------------------

            1.1  Authorization of Shares.  The Company will on or before the
                 -----------------------
Closing Date (as defined in Section 2 below) adopt and file with the Secretary of State of the State of California the Restated Articles of Incorporation ("Restated Articles") in the form attached hereto as Exhibit A authorizing the issuance of 4,000,000 shares of Series B Preferred Stock with the rights, preferences and privileges set forth therein, and will authorize the issuance pursuant to this Agreement of said 4,000,000 shares of its Series B Preferred Stock, to be sold as set forth herein. The shares of Series B Preferred Stock to be sold hereunder and pursuant to Section 8 hereof are sometimes referred to as the "Shares."

            1.2  Sale of Shares.  Subject to the terms and conditions hereof, on
                 --------------
the Closing Date (as defined in Section 2 below) the Company will issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, the number of Shares specified opposite the name of each such Purchaser on the signature page hereto at a purchase price of $1.00 per share. The Company's agreement with each of the Purchasers hereunder is a separate agreement and the sale and issuance of Shares to each of the Purchasers are separate sales and issuances. The purchase price for the Shares hereunder shall be paid by way of cash (or cash equivalent check) or by way of cancellation of indebtedness to the extent the company shall be indebted to a Purchaser at the time of Closing.

        2.  Closing Date; Delivery.
            ----------------------

            2.1  First Closing Date.  The first closing of the purchase and sale
                 ------------------
of the Shares pursuant to this Agreement shall be held at the offices of Morrison & Foerster, 755 Page Mill Road, Palo Alto, California, at 10:00 a.m. on December 30, 1991, or at such other time and place as the Company and a majority in interest of the Purchasers purchasing Shares at such closing may agree in writing. The closing referred to in this Section 2.1 is hereinafter referred to as the "First Closing Date" or "Closing Date."

            2.2  Subsequent Closings.  Following the First Closing and until
                 -------------------
January 31, 1992, the Company shall have the right, subject to the terms and conditions hereof, to issue and sell Shares to existing Purchasers and to additional persons who the Company shall be authorized to add to and include in the Schedule of Purchasers, in such amounts as the Company and such Purchasers shall agree. Any additional person added to the Schedule of Purchasers shall:'
(i) be deemed a "Purchaser" for all purposes of this Agreement; and (ii) be required to execute this Agreement and that certain First Amended Investors Rights Agreement in the form attached hereto as Exhibit C (the "Investors Rights Agreement") as a condition to the purchase of Shares hereunder. The closing of the purchase and sale of additional Shares pursuant to this Section 2.2 shall be held at such time and place on or prior to January 31, 1992 as the Company and such additional Purchasers may agree in writing. Any such closing referred to in this Section 2.2 is hereinafter referred to as a "Subsequent closing" or "Closing" and the date of a Subsequent closing is hereinafter referred to as a "Subsequent Closing Date" or "Closing Date." The Company shall have the right to extend the January 31, 1992 date for all purposes of this Section 2.2 for a period of up to ninety (90) additional days.

            2.3  Delivery.  Subject to the terms of this Agreement, at each
                 --------
Closing, the Company will deliver to each Investor the certificates representing that number of Shares to be purchased by that Purchaser from the Company at such Closing, against payment of the purchase price therefor by a check payable to the order of the Company or by wire transfer of immediately available funds.

        3.  Company Representations and Warranties. Except as set forth in
            --------------------------------------
Exhibit B attached hereto, the Company hereby represents and warrants to the Purchasers as follows:

            3.1  Organization and Standing.  The Company is a corporation duly
                 -------------------------
organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws.

            3.2  Capitalization.  The authorized capital stock of the Company is
                 --------------
or will be upon filing of the Restated Articles of Incorporation: 30,000,000 shares of Common Stock, of which 4,500,000 shares are issued and outstanding; and 20,000,000 shares of Preferred Stock, of which 5,200,000 shares are designated Series A Preferred Stock, all of which shares are issued and outstanding, and of which 4,000,000 are designated Series B Preferred Stock, of which no shares are issued and outstanding. All such issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. The rights, preferences and privileges of the Preferred Stock will be as set forth in the Restated Articles. The Company has reserved 5,200,000 shares of its Common Stock for issuance upon the conversion of the Series A Preferred Stock, 4,000,000 shares of its Common Stock for issuance upon the conversion of the Series B Preferred Stock, and 2,910,000 shares of its Common Stock for issuance to key employees, officers, directors and consultants of the Company as may be determined from time to time by the Company's Board of Directors. Except for (i) the conversion privileges of the outstanding shares of Series A Preferred Stock and of the shares of Series B Preferred Stock to be issued under this Agreement, (ii) options to purchase an aggregate of 800,800 shares of the Company's Common Stock issued to one director and nine employees pursuant to the 1990 Stock Plan, and (iii) as set forth on Exhibit B, there are no options, warrants, conversion privileges or other rights, or agreements with respect to the issuance thereof, presently outstanding to purchase any of the authorized but unissued stock of the Company. All such outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws. The holders of record of the presently issued and outstanding shares of Common Stock and Series A Preferred Stock of the Company are as set forth on Exhibit B.

            3.3  Authorization.  All corporate action on the part of the
                 -------------
Company, its officers, directors and shareholders, necessary for the sale and issuance of the Shares pursuant hereto (and of the shares of Common Stock issuable upon conversion of the Shares) and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms. Except as set forth in Exhibit B, the Shares are not subject to any preemptive rights or rights of first refusal.

            3.4  Financial Statements.  The Company has delivered to each
                 --------------------
Investor its audited financial statements dated June 30, 1991 and its unaudited internal financial statements for the three-month period ended September 30, 1991 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements accurately set out and describe the financial condition and operating results of the company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to September 30, 1991 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

            3.5  Title to Properties and Assets.  The Company has good and
                 ------------------------------
marketable title to its properties and assets held in each case subject to no mortgage, pledge, lien, encumbrance or charge of any kind.

            3.6  Patents.  The Company has sufficient title and ownership of all
                 -------
patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted without any known conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, and the Company is not a party or bound by any options, licenses or agreements with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, proprietary rights and processes of any other person or entity. Neither the Company nor any of its employees have received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of the employees of the company are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict with his obligation to use his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the best of the company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

            3.7  Material Contracts and Obligations.  Set forth on Exhibit B is
                 ----------------------------------
a list of all agreements, contracts, indebtedness, liabilities and other obligations to which the Company is a party or by which it is bound that are (i) material to the conduct and operations of its business and properties; (ii) involve any of the officers, consultants, directors, employees or shareholders of the Company; or (iii) obligate the company to share, license or develop any product or technology. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by the Purchasers and their counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects. All present employees have executed and all other employees of the Company have executed or will execute a "Proprietary Information and Inventions Agreement" concerning nondisclosure of confidential information and assignment of inventions to the Company in the form previously delivered to the Purchasers and their special counsel.

            3.8  Litigation.  There are no actions, proceedings or
                 ----------
investigations pending or, to the best of the Company's knowledge and belief, any basis therefor or threat thereof, against or affecting the Company, that, either in any case or in the aggregate, might result in any material adverse change in the business, prospects, condition, affairs or operations of the Company or in any of its properties or assets, in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any change in the current equity ownership of the company, and none that questions the validity of this Agreement or any action taken or to be taken in connection herewith.

            3.9  Validity.  The Shares to be purchased and sold pursuant to this
                 --------
Agreement (and the shares of Common Stock issuable upon conversion of the Shares), when issued, sold and delivered in accordance with the terms and for the consideration expressed herein, shall be duly and validly issued, fully paid and nonassessable, and will be free and clear of any liens or encumbrances caused or created by the Company, except that the Shares may be subject to restrictions on transfer described in Exhibit B hereto, under state and/or federal securities laws as set forth herein or as otherwise required at the time a transfer is proposed.

           3.10  Governmental Consents.  All consents, approvals, orders,
                 ---------------------
authorizations or registrations, qualifications, designations, declarations or filings with any U.S. federal or state governmental authority on the part of the Company required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and be effective as of the Closing. Based in part on the representations of the Purchasers set forth in
Section 4 below, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act").

           3.11  Compliance with Other Instruments.  The Company is not in, nor
                 ---------------------------------
will the conduct of its business as proposed to be conducted result in any violation, breach or default of any term of its Articles of Incorporation or Bylaws, or in any material respect of any term or provision of any mortgage, indenture, contract, agreement or instrument to which the Company is a party, or, to its knowledge, of any provision of any foreign or domestic state or federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares pursuant hereto (and any shares of Common Stock issuable upon conversion of the Shares) will not result in any such violation or be in conflict with or constitute a default under any such term.

           3.12  Disclosure.  No representation or warranty by the Company in
                 ----------
this Agreement or any statement or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

           3.13  Registration Rights.  Except as contained in the Investors
                 -------------------
Rights Agreement, the Company will not, as of the Closing, be under any obligation, including any "piggy back" obligation, to register (as defined in the Investors Rights Agreement) any of its presently outstanding securities or any of its securities that may hereafter be issued.

        4.  Representations and Warranties of Purchasers.  Each Purchaser
            --------------------------------------------
severally and not jointly represents and warrants to the company as follows:

            4.1  Authorization.  All action on the part of purchaser necessary
                 -------------
for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby has been taken and, assuming due execution and delivery by the Company, when executed and delivered by Purchaser, this Agreement will constitute a legal, valid, binding and enforceable obligation of Purchaser.

            4.2  Experience.  Purchaser has substantial experience in evaluating
                 ----------
and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

            4.3  Investment.  Purchaser is acquiring the Shares (and the Common
                 ----------
Stock issuable upon conversion thereof) for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Shares (and the Common Stock issuable upon conversion thereof) have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser's representations as expressed herein.

            4.4  Rule 144.  Purchaser acknowledges that the Shares (and the
                 --------
Common Stock issuable upon conversion thereof) must be held indefinitely unless subsequently registered under the Securities Act or unless Purchaser avails itself of an available exemption from such registration requirements. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the securities to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

            4.5  No Public Market.  Purchaser understands that no public market
                 ----------------
now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

            4.6  Access to Data.  Purchaser has had an opportunity to discuss
                 --------------
the Company's business, management and financial affairs with the Company's management and has also had an opportunity to ask questions of the Company's officers, which questions were answered to its satisfaction.

            4.7  Restrictions on Transfers.  Purchaser agrees that in no event
                 -------------------------
will it make a transfer or disposition of any of the Shares (or any Common Stock issued upon conversion thereof) (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if requested by the Company, at the expense of Purchaser or transferee, Purchaser shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act.

            4.8  Due Diligence.  The Purchaser has been solely responsible for
                 -------------
the Purchaser's "due diligence" investigation of the Company and its management and business, for the analysis of the merits and risks of this investment and of the fairness and desirability of the terms of the investment; that in taking any action or performing any role relative to the arranging of the proposed investment, such Purchaser has acted solely in the Purchaser's interest, and that neither the Purchaser nor any of its agents or employees has acted as an agent of the Company, or as an issuer, underwriter, broker, dealer or investment advisor relative to any of the Securities.

        5.  California Commissioner of Corporations; SEC.
            --------------------------------------------

            5.1  Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH
                 ------------------------
ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR SUCH EXEMPTION BEING AVAILABLE.

            5.2  Restrictive Legends.
                 -------------------

                 (a) Each certificate representing (i) the Shares, (ii) shares of Common Stock issuable upon conversion of the Shares, and (iii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel for the company) shall be stamped or otherwise imprinted with a legend substantially in the following form:

                 "THE SECURITIES REPRESENTED BY THIS
                 CERTIFICATE HAVE NOT BEEN REGISTERED
                 UNDER THE SECURITIES ACT OF 1933, AS
                 AMENDED (THE "ACT"), AND MAY NOT BE SOLD,
                 TRANSFERRED, ASSIGNED OR HYPOTHECATED
                 UNLESS THERE IS AN EFFECTIVE REGISTRATION
                 STATEMENT UNDER THE ACT COVERING SUCH
                 SECURITIES, THE SALE IS MADE IN
                 ACCORDANCE WITH RULE 144 OR ITS SUCCESSOR
                 RULE UNDER THE ACT, OR THE COMPANY
                 RECEIVES AN OPINION OF COUNSEL
                 SATISFACTORY TO THE COMPANY THAT AN
                 EXEMPTION FROM SUCH REGISTRATION IS
                 AVAILABLE.

                 (b) Each certificate representing the Securities shall also bear any legend required by any applicable state securities law. The Company need not register a transfer of Securities, unless the conditions specified in the foregoing legends are satisfied. The company may also instruct its transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legends are satisfied.

                 (c)  Removal of Legends and Transfer Restrictions.  The legend
                      --------------------------------------------
relating to the Securities Act endorsed on a stock certificate pursuant to paragraph 5.2(a) of the Agreement and the stop transfer instructions with respect to the Securities represented by such certificate shall be removed and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Act and a prospectus meeting the requirements of Section 10 of the Act is available or if such holder provides to the Company an opinion of counsel for such holder of the Securities reasonably satisfactory to the Company, or a no-action letter or interpretive opinion of the staff of the Securities and Exchange Commission (the "Commission") to the effect that a public sale, transfer or assignment of such Securities may be made without restriction and without compliance with any restriction such as Rule 144.

        6.  Conditions to Purchasers' Obligations at the Closing.  The
            ----------------------------------------------------
obligation of each Purchaser to purchase the Shares at the Closing is subject to the fulfillment to the satisfaction of such Purchaser on or prior to the Closing Date of the following conditions, any of which may be waived in whole or in part by such Purchaser:

            (a)  Representations and Warranties Correct; Performance of
                 ------------------------------------------------------
Obligations.  The representations and warranties made by the Company in Section
-----------
3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date, subject to changes contemplated by this Agreement; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

            (b)  State Securities Laws.  The Company shall have complied with
                 ---------------------
the qualification or exemption requirements of applicable state securities laws.

            (c)  Restated Articles.  The Company shall have duly adopted and
                 -----------------
filed the Restated Articles with the California Secretary of State.

            (d)  Opinion of Company's Counsel.  Each of the Purchasers shall
                 ----------------------------
have received from Morrison & Foerster, counsel to the Company, a favorable opinion addressed to such Purchaser, dated the Closing Date and in form and substance reasonably satisfactory to the Purchasers and their counsel, as to the matters stated in Sections 3.1, 3.2, (the fifth sentence thereof to the best of counsel's knowledge), 3.3, 3.8 (to the best of counsel's knowledge), 3.9, 3.10 and 3.11 (to the best of counsel's knowledge).

            (e)  Compliance Certificate.  At the Closing there shall have been
                 ----------------------
delivered to each of the Purchasers a certificate, dated the Closing Date, signed by the Company's President certifying that the conditions specified in Sections 6.1(a), (b), (c) and (g) have been fulfilled.

            (f)  Proceedings and Documents.  All corporate and other
                 -------------------------
proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

            (g)  Consents and Waivers.  The Company shall have obtained any and
                 --------------------
all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be prior to the Closing.

            (h)  Investors Rights Agreement.  The Company shall have entered
                 --------------------------
into the Investors Rights Agreement with each Purchaser.

        7.  Conditions to Company's Obligations.  The obligations of the Company
            -----------------------------------
under Sections 1.2 and 2.4 of this Agreement are subject to the fulfillment at or before the Closing Date of each of the following conditions:

            (a)  Representations and Warranties; Performance of Obligations.
                 ----------------------------------------------------------
The representations and warranties of each of the Purchasers contained in
Section 4 hereof shall be true as of the Closing Date; and the purchasers shall have each performed all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

            (b)  Restated Articles.  The Restated Articles shall have been filed
                 -----------------
with the Secretary of State of the State of California.

            (c)  Minimum Investment.  The Purchasers shall purchase an
                 ------------------
aggregate of not less than $2,000,000 worth of Shares at the Closing.

            (d)  Consents and Waivers.  The Company shall have obtained any and
                 --------------------
all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement which need to be obtained prior to the Closing.

        8.  Miscellaneous.
            -------------

            8.1  Governing Law.  This Agreement shall be governed in all
                 -------------
respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

            8.2  Survival.  The representations, warranties, covenants and
                 --------
agreements made herein shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

            8.3  Successors and Assigns.  Except as otherwise expressly provided
                 ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments.

            8.4  Entire Agreement.  This Agreement and the other documents and
                 ----------------
agreements delivered pursuant hereto constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            8.5  Notices.  Except as otherwise provided, all notices and other
                 -------
communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Purchaser, at the Purchaser's address set forth below its signature, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any of the Shares or other securities issued with respect thereto, at such address such holder shall have furnished the Company in writing, or until any such holder furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (c) if to the Company, at its address set forth below, or at such other address as the Company shall have furnished to the Purchaser in writing.

            8.6  Amendments and Waivers.  Any term of this Agreement may be
                 ----------------------
amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least seventy-five percent (75%) of the outstanding Shares (including, for such purposes, on a proportional basis, any shares of Common Stock into which any of the Shares have been converted that have not been sold to the public). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities and the Company.

            8.7  Delays or Omissions.  No delay or omission to exercise any
                 -------------------
right, power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of the Company or such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or any holder of any breach or default under this Agreement or any waiver on the part of the Company or any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

            8.8  Expenses.  The Company and each Purchaser shall bear their own
                 --------
expenses and legal fees incurred on their behalf with respect to the negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby.

            8.9  Legal Fees.  In the event of any action at law, suit in equity
                 ----------
or arbitration proceeding in relation to this Agreement or any Shares or other securities of the Company issued or to be issued, the prevailing party, or parties, shall be paid by the other party or parties a reasonable sum for attorney's fees and expenses for such prevailing party or parties.

           8.10  Finder's Fees.
                 -------------

                 (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold each Purchaser harmless of and from any liability for commission or compensation in the nature of a finder's fee of any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                 (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

           8.11  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.13  Severability.  Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.



PIONEER SEMICONDUCTOR CORPORATION           PURCHASER

                                            --------------------------------

By: /s/ ALEX C. HUI                          /s/ HSU CHIH-FANG
   --------------------------------         --------------------------------
     Alex C. Hui, President                         (Sign Name)

                                            No. of shares:     100,000
                                                               -------
expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                 (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

           8.11  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.13  Severability.  Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.



PIONEER SEMICONDUCTOR CORPORATION           PURCHASER

                                            DATO TAY KIA HONG
                                            --------------------------------

By:                                         /s/ Dato Tay Kia Hong
   --------------------------------         --------------------------------
     Alex C. Hui, President                         (Sign Name)

                                            No. of shares:
                                                               -------
expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                 (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

           8.11  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.13  Severability.  Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.



PIONEER SEMICONDUCTOR CORPORATION           PURCHASER

                                            TAY TIAN LIANG
                                            --------------------------------

By:                                         /s/ Tay Tian Liang
   --------------------------------         --------------------------------
     Alex C. Hui, President                         (Sign Name)

                                            No. of shares:
                                                               -------
expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                 (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

           8.11  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.13  Severability. Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.



PIONEER SEMICONDUCTOR CORPORATION            PURCHASER


                                             TAY THIANG PHONG
                                             -----------------------------

                                             /s/ Tay Thiang Phong
By: ____________________________             _____________________________
     Alex C. Hui, President                          (Sign Name)

                                             No. of shares: ______
expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                 (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

           8.11  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.13  Severability.  Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.



PIONEER SEMICONDUCTOR CORPORATION            PURCHASER


                                             TAY THIAM YEW
                                             -----------------------------

                                             /s/ Tay Thiam Yew
By: ____________________________             _____________________________
     Alex C. Hui, President                          (Sign Name)

                                             No. of shares: ______
expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

                 (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

           8.11  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.13  Severability. Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION            PURCHASER


                                             TAY THIAM SONG
                                             -----------------------------

                                             /s/ Tay Thiam Song
By: ____________________________             _____________________________
     Alex C. Hui, President                          (Sign Name)

                                             No. of shares: ______
expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

           (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

           8.11  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.13  Severability. Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION            PURCHASER


                                             KOH TONG POAT
                                             -----------------------------

                                             /s/ Koh Tong Poat
By: ____________________________             _____________________________
     Alex C. Hui, President                          (Sign Name)

                                             No. of shares: ______
expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

           (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

           8.11  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.13  Severability. Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.



PIONEER SEMICONDUCTOR CORPORATION            PURCHASER


                                             JEFFREY YOUNG
                                             -----------------------------

                                             /s/ Jeffrey Young
By: ____________________________             _____________________________
     Alex C. Hui, President                          (Sign Name)

                                             No. of shares: ______
expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, are responsible.

           (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser, or any of its employees or representatives, are responsible.

           8.11  Titles and Subtitles.  The titles of the paragraphs and
                 --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

           8.12  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

           8.13  Severability. Should any provision of this Agreement be
                 ------------
determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.


PIONEER SEMICONDUCTOR CORPORATION            PURCHASER

                                             HSU, YU PU
                                             -----------------------------

                                             /s/ Hsu, Yu Pu
By: ____________________________             _____________________________
     Alex C. Hui, President                          (Sign Name)

                                             No. of shares: ______

                                    EXHIBITS


            A - Restated Articles of Incorporation

            B - Schedule of Exceptions

            C - First Amended Investors Rights Agreement

            D - Schedule of Investors